UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2008

CYPRESS BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-12943	22-2389839
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

4350 Executive Drive, Suite 325, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)
(858) 452-2323
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 99.1

Item 2.01.  Completion of Acquisition or Disposition of Assets.
     On March 4, 2008, pursuant to the Agreement and Plan of Merger dated February 23, 2008, by and among Cypress Bioscience, Inc., a Delaware corporation (“Cypress”), Propel Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Cypress (“Merger Sub”), Proprius, Inc., a Delaware corporation (“Proprius”), and Michael J. Walsh, as the Stockholders’ Representative (the “Merger Agreement”), Merger Sub merged with and into Proprius with Proprius surviving as a wholly-owned subsidiary of Cypress (the “Merger”).  A copy of the Merger Agreement is attached hereto as Exhibit 2.1. Pursuant to the terms of the Merger Agreement, Cypress paid $37.5 million in cash at closing to Proprius’s securityholders and certain employees, $3.75 million of which was contributed to and remains subject to an escrow fund which will be available for 15 months following the closing of the Merger to indemnify Cypress and related indemnitees for certain matters, including breaches of representations and warranties and covenants made by Proprius in the Merger Agreement. Cypress also agreed to payments of up to an additional $37.5 million payable upon the achievement of certain milestones. Such payments, if any, would be paid in cash and up to 50% of such payments in shares of Cypress common stock, or a combination of both, as determined by Cypress in its sole discretion.
     The foregoing description of the Merger contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the description set forth in Item 1.01 to the Company’s current report on Form 8-K filed on February 23, 2008.
Item 8.01 Other Events.
     On March 4, 2008, Cypress issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01  Financial Statements and Exhibits.
     (a) Financial Statement of Business Acquired
     The financial statements required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.
     (b) Pro Forma Financial Information
     The pro forma financial information required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

     (d) Exhibits

Exhibit
Number	Description of Exhibit
2.1*	Agreement and Plan of Merger, dated February 23, 2008, by and among Cypress Bioscience, Inc., Propel Acquisition Sub, Inc., Proprius, Inc. and Michael J. Walsh, as the Stockholders’ Representative

99.1	Press Release issued by Cypress on March 4, 2008

*	Confidential treatment has been requested with respect to certain portions of this exhibit.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Cypress Bioscience, Inc.
Date: March 5, 2008	/s/ Sabrina Martucci Johnson
Sabrina Martucci Johnson
EVP, COO and CFO

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
2.1*	Agreement and Plan of Merger, dated February 23, 2008, by and among Cypress Bioscience, Inc., Propel Acquisition Sub, Inc., Proprius, Inc. and Michael J. Walsh, as the Stockholders’ Representative

99.1	Press Release issued by Cypress on March 4, 2008

*	Confidential treatment has been requested with respect to certain portions of this exhibit.

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